UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2011
PULSE ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number: 001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)
(215) 355-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
A copy of investor presentation slides to be used by Pulse Electronics Corporation (the “Company”) in investor presentations commencing April 11, 2011 is attached as Exhibit 99.1 to this report on Form 8-K. These investor presentation slides are also available on the Company’s website at www.pulseelectronics.com.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Information Regarding Forward-Looking Statements
The investor presentation slides attached as an exhibit to this report on Form 8-K contain statements that are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. These forward-looking statements are based on the Company’s current information and expectations. There can be no assurance the forward-looking statements will be achieved. Actual results may differ materially due to the risk factors listed from time to time in the Company’s SEC reports including, but not limited to, those discussed in the Company’s Form 10-K for the year ended December 31, 2010 in Item 1a under the caption “Factors That May Affect Our Future Results (Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995).” All such risk factors are incorporated in the investor presentation slides by reference as though set forth in full. The Company undertakes no obligation to update any forward looking statement.
Non-GAAP Financial Measures
While the Company reports financial results in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the attached investor presentation slides include certain non-GAAP measures. These non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The Company’s rationale for including non-GAAP measures is described in more detail in the investor presentation slides. Non-GAAP measures should be considered in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits
     Exhibit 99.1      Slide presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Electronics Corporation
Date: April 11, 2011	/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and Chief Financial Officer